EXHIBIT 10.15

AMENDMENT NO. 5 TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT
AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT, dated as of April 15, 2016 (the “Amendment”) is made pursuant to (i) that certain Third Amended and Restated Loan Agreement dated as of February 17, 2012 (as amended, modified or supplemented from time to time, the “Agreement”), among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), JARDEN CORPORATION, a Delaware corporation, as Servicer (the “Servicer”), SUNTRUST BANK, a Georgia banking corporation (together with its successors and permitted assigns, “SunTrust Bank”), as a Lender, PNC BANK, NATIONAL ASSOCIATION, a national banking association, (together with its successors and permitted assigns, “PNC”), as a Lender, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and permitted assigns, “Wells Fargo”), as a Lender (in such capacity collectively with SunTrust Bank and PNC, the “Lenders” and each individually a “Lender”) and as Issuing Lender (in such capacity, “Issuing Lender”), and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as agent and administrator for the Lenders (the “Administrator”); and (ii) that certain Second Amended and Restated Receivables Contribution and Sale Agreement dated as of July 29, 2010, among the Borrower, as Buyer, BRK BRANDS, INC., a Delaware corporation, THE COLEMAN COMPANY, INC., a Delaware corporation, HEARTHMARK, LLC, a Delaware limited liability company, K-2 CORPORATION, an Indiana corporation, K-2 INTERNATIONAL, INC., an Indiana corporation, LEHIGH CONSUMER PRODUCTS LLC, a Delaware limited liability company, LOEW-CORNELL, LLC, a Delaware limited liability company, MARMOT MOUNTAIN, LLC, a Delaware limited liability company, MIKEN SPORTS, LLC, a Delaware limited liability company, PENN FISHING TACKLE MFG. CO., a Pennsylvania corporation, PURE FISHING, INC., an Iowa corporation, RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation, RIDE MANUFACTURING, INC., a California corporation, SEA STRIKER, LLC, a Delaware limited liability company, SEVCA, LLC, a Delaware limited liability company, SHAKESPEARE ALL STAR ACQUISITION LLC, a Delaware limited liability company, SHAKESPEARE COMPANY, LLC, a Delaware limited liability company, SHAKESPEARE CONDUCTIVE FIBERS, LLC, a Delaware limited liability company, SITCA CORPORATION, a Washington corporation, SUNBEAM PRODUCTS, INC., a Delaware corporation, and THE UNITED STATES PLAYING CARD COMPANY, a Delaware corporation, QUICKIE MANUFACTURING CORPORATION, a New Jersey corporation, NUK USA LLC, a Delaware corporation, THE YANKEE CANDLE COMPANY, INC., a Massachusetts corporation, and LIFOAM INDUSTRIES, LLC, a Delaware limited liability company (each of the foregoing herein referred to collectively as the “Originators” and each as an “Originator”).
W I T N E S S E T H :

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WHEREAS, the Borrower, the Servicer, the Issuing Lender, the Administrator and the Lenders have previously entered into and are currently party to the Agreement;
WHEREAS, the Initial Servicer is party to the Agreement and has agreed to act as the servicer for certain receivables (the “Receivables”) transferred for administration thereunder;
WHEREAS, Newell Brands Inc. (f/k/a Newell Rubbermaid Inc.), a Delaware corporation (the “Successor Servicer”) intends to, directly or indirectly, acquire all of the outstanding stock of the Initial Servicer, and the parties hereto desire to enter into this Amendment for the purpose of appointing the Successor Servicer as successor to the Initial Servicer under the Agreement and to make certain other Amendments to the Agreement; and
WHEREAS, the Successor Servicer is willing to perform such duties pursuant to the terms, conditions, and limitations, and for the consideration, described herein and in the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.
Section 2.    Assignment and Assumption of Servicing Role by Newell.
(a)    Appointment of Successor Servicer. The Initial Servicer hereby resigns and the Successor Servicer is hereby appointed as successor servicer and shall, unless prevented by law, automatically and without further action perform the duties and obligations of the Initial Servicer and provide servicing of the Receivables.
(b)    Assignment to and Assumption by Successor Servicer. The Initial Servicer hereby grants, transfers, and assigns to the Successor Servicer, without representation, warranty, liability, or recourse, all of the Initial Servicer’s right, title, and interest as servicer in, to and under the Agreement.
(c)    Performance of Servicing. In addition to the terms of this Amendment, the Successor Servicer shall be subject to all the standards, obligations, responsibilities, and duties placed on the Initial Servicer by the terms and provisions of the Agreement and the other Transaction Documents as if such responsibilities, obligations and duties were written for the Successor Servicer and incorporated herein.

The Successor Servicer’s duties shall be to service, manage, collect, and administer the Receivables and other assets in accordance with the provisions of the Agreement and the Transaction Documents, including, without limitation, to use its reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, post all payments on the Receivables, to respond to inquiries of obligors on the Receivables, and to account for the collections.
(d)    Standard of Care. The Successor Servicer shall service and administer the Receivables by employing such procedures (including collection procedures) and degree of care, in each case consistent with applicable law, with the Credit and Collection Policy and with prudent industry standards, as are customarily employed by the Successor Servicer in servicing and administering receivables owned or serviced by the Successor Servicer comparable to the Receivables. The Successor Servicer shall not take any action to impair the Administrator’s (for the benefit of the Lender Secured Parties) security interest in any Receivable, except to the extent allowed pursuant to the Agreement or required by law.
(e)    Successor Servicer to Act. The Initial Servicer having been terminated or having been removed or having resigned pursuant to this Amendment, the Successor Servicer is hereby authorized and empowered to act as the Borrower’s agent and to service and administer the Receivables on behalf of the Borrower, the Administrator and the Secured Parties in accordance with Article XI of the Agreement; provided, however, all of the foregoing rights and powers of the Successor Servicer must be carried out in accordance with the provisions of and standard of care reflected in this Amendment and the Transaction Documents.
(f)        Acknowledgement by the Administrator and Each Lender and Right to Compensation. The Administrator and each of the Lenders hereby acknowledges and consents to the assignment to and assumption by the Successor Servicer as servicer under the Agreement and agrees that as compensation for its activities thereunder, the Successor Servicer shall be entitled to receive the Servicing Fee, which shall be payable in accordance with Section 4.2 of the Agreement.
Section 3.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Agreement shall be and hereby is amended as follows:
(a)    Section 1.1 of the Agreement is hereby amended by amending and restating each of the following definitions to read as follows:

“Borrower Financial Statements” means the financial statements required to be delivered by the Borrower described in Section 9.1.5(a) of the Agreement.
“Servicer Financial Statements” means the financial statements required to be delivered by the Servicer described in Section 9.1.5(a) of the Agreement.
(b)    Section 1.1 of the Agreement is hereby amended by deleting the following definitions in their entirety: “Four Quarter Period,” “Interest Coverage Ratio,” “Jarden Credit Agreement,” and “Total Leverage Ratio.”
(c)    Section 1.1 of the Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:
“Change of Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934) of 35% or more (by number of votes) of the outstanding shares of voting stock of Newell; or (ii) Newell ceases to own, directly or indirectly, 100% of the outstanding capital stock, partnership interests or membership interests of the Borrower, the Servicer (if the Servicer is a Subsidiary of Newell) or any Originator that is a Subsidiary of Newell, free and clear of any Adverse Claim; provided, that a Permitted Disposition shall not constitute a “Change of Control” under this clause (ii). Notwithstanding the foregoing, any such acquisition shall not constitute a change of control if (i) Newell becomes a direct or indirect wholly-owned subsidiary of a holding company, and (ii)(A) the direct or indirect holders of the voting stock of such holding company immediately following such transaction are substantially the same as the holders of Newell’s voting stock immediately prior to such transaction or (B) immediately following such transaction no Person, or two or more Persons acting in concert (other than a holding company satisfying the requirements of this sentence), is the beneficial owner, directly or indirectly, beneficially or of record of more than 35% of the aggregate ordinary voting power represented by the issued and outstanding voting stock of such holding company.

“Permitted Disposition” means a merger of an Originator into another Originator after giving effect to which the surviving Person is a wholly-owned direct or indirect Subsidiary of Newell.
(d)    Section 8.13 of the Agreement is hereby amended and restated in its entirety as follows:
Section 8.13.    No Material Adverse Effect. There has been no Material Adverse Effect since (x) in the case of the Servicer, the later of (i) September 30, 2015, and (ii) the last day of its fiscal year as to which financial statements have most recently been delivered pursuant to Section 9.1.5(a) and (y) in the case of the Borrower, the last day of its fiscal year as to which financial statements have most recently been delivered pursuant to Section 9.1.5(a).
(e)    Clause (a) of Section 9.1.5 of the Agreement is hereby amended and restated in its entirety as follows:
(a) The Borrower and the Servicer will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Administrator:
(i) As soon as available and in any event within 90 days after the end of each fiscal year of Newell, (A) a copy of the Annual Report on Form 10-K (or any successor form) for Newell for such year, together with a copy of the accompanying report of Newell’s independent certified public accounting firm; provided, however, that such Form 10-K need not be furnished directly to the Administrator if it is publicly available at no charge on the EDGAR system of the United States Securities and Exchange Commission (“EDGAR”) or Newell’s website at www.newellrubbermaid.com within such period and thereafter is continuously so available; and (B) a copy of the unaudited balance sheet of Borrower as at the close of each such period and statements of income and retained earnings and a statement of cash flows for Borrower for the period from the beginning of such fiscal year to the end of such fiscal year, all certified by an authorized officer of the Borrower.

(ii) As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of Newell, (A) a copy of the Quarterly Report on Form 10-Q (or any successor form) for Newell for such quarter; provided, however, that such Form 10-Q need not be furnished directly to the Administrator if it is publicly available at no charge on EDGAR or Newell’s website at www.newellrubbermaid.com within such period and thereafter is continuously so available; and (B) unaudited balance sheets of Borrower as at the close of each such period and statements of income and retained earnings and a statement of cash flows for Borrower for the period from the beginning of such fiscal year to the end of such quarter, all certified by an authorized officer of the Borrower.
(iii) Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit K signed by an authorized officer of the Borrower or Servicer, as applicable, and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.
(iv) Promptly upon the filing thereof, copies of all annual, quarterly, monthly or other regular reports, and promptly upon the request of the Administrator, copies of all registration statements, in each case, which any Originator or any of its Subsidiaries files with the Securities and Exchange Commission; provided, however, that each such filing need not be furnished directly to the Administrator if is it publicly available at no charge on EDGAR or Newell’s website at www.newellrubbermaid.com within such period and thereafter is continuously so available.
(f)        Clause (f) of Section 9.1.5 of the Agreement is hereby amended and restated in its entirety as follows:
(f) Reserved.
(g)    Section 10.2.3 of the Agreement is hereby amended by replacing the reference therein to “until” with a reference to “through.”
(h)    Clause (b) of Section 10.2.12 of the Agreement is hereby amended and restated in its entirety as follows:
(b) a Change of Control shall occur.

(i)        Section 11.7.8 of the Agreement is hereby amended and restated in its entirety to read as follows:
Section 11.7.8.        Reserved.
(j)        Section 11.7.9 of the Agreement is hereby amended and restated in its entirety as follows:
Section 11.7.9.        Financial Covenant. The Servicer fails to comply with its financial covenant set forth on Schedule 11.7.9 hereto.
(k)    Section 11.7.10 of the Agreement is hereby amended and restated in its entirety to read as follows:
Section 11.7.10.    Reserved.
(l)        Exhibit K is hereby added to the Agreement in the form of Exhibit A attached hereto.
(m)    Schedule 11.7.9 is hereby added to the Agreement in the form of Exhibit B attached hereto.
(n)    Schedule 15.3 to the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C attached hereto.
Section 4.    Omnibus Amendment; References to Jarden. Each reference to “Jarden Corporation” or “Jarden,” either in its individual capacity or as the servicer in the Agreement and any other Transaction Document, shall hereinafter be a reference to “Newell Brands Inc. (f/k/a Newell Rubbermaid Inc.)” or “Newell,” respectively, other than the references to “Jarden” set forth in Schedule 11.7.9.
Section 5.    Representations and Warranties of the Successor Servicer. The Successor Servicer hereby represents and warrants to the parties hereto that each of the representations and warranties contained in the Agreement that are made by the Servicer pursuant to Article VIII of the Agreement are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which they are true and correct as of such earlier date).

Section 6.    Conditions Precedent to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    The Borrower, the Initial Servicer, the Successor Servicer, the Issuing Lender, the Administrator, each Lender, and each Originator shall have executed and delivered this Amendment.
(b)    Each representation and warranty of the Borrower and the Successor Servicer contained herein or in the Agreement (after giving effect to this Amendment) shall be true and correct in all material respects.
(c)    No Unmatured Significant Event or Significant Event shall have occurred and be continuing.
(d)    Newell Brands Inc. (f/k/a Newell Rubbermaid Inc.) shall have, directly or indirectly, acquired all of the outstanding stock of Jarden Corporation.
(e)    The Administrator shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrator may reasonably request, including, without limitation, the documents set forth on Exhibit D hereto.
Section 7.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Agreement as amended hereby.
Section 8.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Third Amended and Restated Loan Agreement to be executed and delivered by their duly authorized officers as of the date hereof.
JARDEN RECEIVABLES, LLC, as Borrower

By:	Sunbeam Products, Inc. Its: manager and sole member
By: /s/ John E. Capps
Name: John E. Capps
Title: Vice President
JARDEN CORPORATION, as Initial Servicer
By: /s/ John E. Capps
Name: John E. Capps
 Title: Executive Vice President - Administration, General Counsel and Secretary

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

NEWELL BRANDS INC. (F/K/A NEWELL RUBBERMAID INC.), as Successor Servicer
By: /s/ Bradford R. Turner
Name: Bradford R. Turner
Title: Corporate Secretary

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

SUNTRUST ROBINSON HUMPHREY, INC., as Administrator
By: /s/ David Hufnagel
Name: David Hufnagel
Title: Vice President
SUNTRUST BANK, as Lender
By: /s/ David Hufnagel
Name: David Hufnagel
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender and as Issuing Lender
By: /s/ Ryan C. Tozier
Name: Ryan C. Tozier
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender
By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

THE ORIGINATORS:
BRK BRANDS, INC.
THE COLEMAN COMPANY, INC.
HEARTHMARK, LLC
K-2 CORPORATION
K-2 INTERNATIONAL, INC.
LEHIGH CONSUMER PRODUCTS LLC
LIFOAM INDUSTRIES, LLC
LOEW-CORNELL, LLC
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NUK USA LLC
PENN FISHING TACKLE MFG. CO.
PURE FISHING, INC.
QUICKIE MANUFACTURING CORPORATION
RAWLINGS SPORTING GOODS COMPANY, INC.
RIDE MANUFACTURING, INC.
SEA STRIKER, LLC
SEVCA, LLC
SHAKESPEARE ALL STAR ACQUISITION LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
SITCA CORPORATION
SUNBEAM PRODUCTS, INC.
THE UNITED STATES PLAYING CARD COMPANY
THE YANKEE CANDLE COMPANY, INC.
By: /s/ John E. Capps
Name:    John E. Capps
Title:    Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

EXHIBIT A
TO
AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
EXHIBIT K
FORM OF COMPLIANCE CERTIFICATE

To:     SunTrust Robinson Humphrey, Inc., as Administrator
This Compliance Certificate is furnished pursuant to that certain Third Amended and Restated Loan Agreement dated as of February 17, 2012 (as amended, modified or supplemented from time to time, the “Agreement”), among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), NEWELL BRANDS INC. (F/K/A NEWELL RUBBERMAID INC.) (as successor to JARDEN CORPORATION), a Delaware corporation, as Servicer (the “Servicer”), SUNTRUST BANK, a Georgia banking corporation, as a Lender, PNC BANK, NATIONAL ASSOCIATION, a national banking association, (together with its successors and permitted assigns, “PNC”), as a Lender, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as agent and administrator for the Lenders (the “Administrator”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.    I am the duly elected __________________ of Borrower.

2.    I have reviewed the terms of the Agreement and I have made, or caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.    The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Unmatured Significant Event or Significant Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth in paragraph 4 below.

4.    Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the [Servicer][Borrower] has taken, is taking, or proposes to take with respect to each such condition or event:

________________________________________________________

________________________________________________________

5.    As of the date hereof, the jurisdiction of organization of the Borrower is Delaware and Borrower is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in such applicable jurisdiction) and Borrower has not changed its jurisdiction of organization since the date of the Agreement.

The foregoing certifications, together with the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this __ day of ____________, _______.
By:
Name:
Title:

EXHIBIT B
TO
AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
SCHEDULE 11.7.9
FINANCIAL COVENANT
Interest Coverage Ratio: The Servicer permits the Interest Coverage Ratio, as determined as of the last day of any fiscal quarter to be less than 4.00 to 1.00.

For purposes of the foregoing financial covenants, the following terms shall have the meanings set forth below. Capitalized terms used in this Schedule but not defined herein shall have the meanings set forth in Section 1.01.
“Consolidated EBITDA” means for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in determining such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) non-cash extraordinary, unusual or non-recurring charges or losses (including restructuring charges), and (f) cash restructuring charges not exceeding $200,000,000 in the aggregate incurred at any time from and after January 26, 2016, and minus, to the extent included in determining such Consolidated Net Income for such period, the sum of (a) interest income, (b) non-cash extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis. Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio, the Elmer’s Transaction Expenses and the Jarden Transaction Expenses shall not be added back in calculating Consolidated EBITDA.
“Consolidated Interest Expense” means, for any period and without duplication, total interest expense (including that attributable to Capitalized Lease Obligations) of Newell and its Subsidiaries for such period with respect to all outstanding Indebtedness of Newell and its Subsidiaries accrued or capitalized during such period (whether or not actually paid during such period) (including all commissions, discounts and other fees and charges owed with respect to standby letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), but excluding any interest expense for such period relating to quarterly or monthly income preferred securities, quarterly income capital securities or other similar securities. Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio, Consolidated Interest Expense shall not include the Elmer’s Transaction Expenses or the Jarden Transaction Expenses.
Notwithstanding the foregoing, Consolidated Interest Expense shall be calculated as follows for the following periods: (a) for the period ending on the end of the first full fiscal quarter beginning after the Jarden Acquisition Closing Date, the product of Consolidated Interest Expense during the fiscal quarter ending on such date multiplied by four, (b) for the period ending on the end of the second full fiscal quarter beginning after the Jarden Acquisition Closing Date, the product of Consolidated Interest Expense during such two fiscal quarter period ending on such date multiplied by two, and (c) for the period ending on the end of the third full fiscal quarter beginning after the Jarden Acquisition Closing Date, the product of Consolidated Interest Expense during such three fiscal quarter period ending on such date multiplied by four thirds.
“Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of Newell and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Newell or is merged into or consolidated with Newell or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Newell) in which Newell or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Newell or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of Newell to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any security issued by Newell or any of its Subsidiaries or of any agreement, instrument or other undertaking to which Newell or any of its Subsidiaries is a party or by which any of them or their respective property is bound (other than under the “Loan Documents” as such term is defined in the Credit Agreement) or Requirement of Law applicable to such Subsidiary.
“Contingent Obligations” means, as to any Person, any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take or pay contract, application for a letter of credit or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Elmer’s” means Elmer’s Products, Inc., a Delaware corporation.
“Elmer’s Acquisition” means the acquisition by Newell, directly or indirectly, of all of the outstanding Equity Interests of Elmer’s pursuant to that certain Share Purchase Agreement, dated as of October 2, 2015, by and among Newell, Elmer’s and Berwind Consumer Products LLC, a Delaware limited liability company.
“Elmer’s Transaction Expenses” means the transaction expenses related to the Elmer’s Acquisition and the related transactions (including, without limitation, structuring fees, upfront fees and professional fees in connection with the associated bridge financing).
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
“Indebtedness” means, as to any Person at any date (without duplication): (i) indebtedness created, issued, incurred or assumed by such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments; (ii) all obligations of such Person to pay the deferred purchase price of property or services, excluding, however, trade accounts payable (other than for borrowed money) arising in, and accrued expenses incurred in, the ordinary course of business of such Person so long as such trade accounts payable are paid within 120 days of the date the respective goods are delivered or the services are rendered; (iii) all Indebtedness of others secured by an Adverse Claim on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (iv) all Indebtedness of others Guaranteed by such Person; (v) all Capitalized Lease Obligations; (vi) reimbursement obligations of such Person (whether contingent or otherwise) in respect of bankers acceptances, surety or other bonds and similar instruments (other than commercial, standby or performance letters of credit); (vii) unpaid reimbursement obligations of such Person (other than Contingent Obligations) in respect of commercial, standby or performance letters of credit; and (viii) debt securities or obligations (including preferred debt securities) issued in connection with Securitization Transactions included as indebtedness in accordance with GAAP on a consolidated balance sheet of such Person.
For purposes of the definition of “Indebtedness”, the following terms shall have the following meanings: (a) “Guarantee” of any Person shall mean any guarantee, endorsement, contingent agreement to purchase or to furnish funds for the payment or maintenance of, or any other contingent liability on or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any other Person (including, without limitation, the liability of such Person in respect of the Indebtedness of any partnership of which such Person is a general partner), or the guarantee by such Person of the payment of dividends or other distributions upon the stock of any other Person, or the agreement by such Person to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling any other Person to make payment of its obligations or to assure a creditor against loss, and the verb “Guarantee” shall have a correlative meaning, provided that the term “Guarantee” shall not include endorsements for collection or deposits in the ordinary course of business; and (b) “Securitization Transaction” of any Person shall mean any transaction or series of transactions that may be entered into by such Person or any of its Subsidiaries pursuant to which such Person or such Subsidiary, as the case may be, may sell, convey or otherwise transfer, or grant a security interest in, any receivables (whether now existing or arising in the future) of such Person or any of its Subsidiaries and any assets related thereto, including all collateral securing such receivables, all contracts and all guarantees or other obligations in respect of such receivables and the proceeds of such receivables.
“Interest Coverage Ratio” means, as at any date of determination thereof, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) Consolidated Interest Expense for such period; provided that for purposes of calculating the Interest Coverage Ratio, (x) the Elmer’s Transaction Expenses and the Jarden Transaction Expenses shall not be added back in calculating Consolidated EBITDA and (y) Consolidated Interest Expense shall not include the Elmer’s Transaction Expenses or the Jarden Transaction Expenses.
“Jarden” means Jarden Corporation, a Delaware corporation.
“Jarden Acquisition” means the acquisition by Newell, directly or through a Wholly-Owned Subsidiary, of all of the outstanding Equity Interests of Jarden pursuant to the Jarden Acquisition Agreement.

“Jarden Acquisition Agreement” means the Agreement and Plan of Merger, dated as of December 13, 2015, among Jarden, Newell, NCPF Acquisition Corp. I, a Delaware corporation, and NCPF Acquisition Corp. II, a Delaware corporation, as amended from time to time.
“Requirement of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Newell or any of its Subsidiaries shall be a Swap Agreement.
“Wholly-Owned Subsidiary” means any such corporation, partnership, limited liability company or other entity of which all such shares or other ownership interests, other than directors’ qualifying shares or shares held by nominees to satisfy any requirement as to minimum number of shareholders, are so owned or Controlled.

EXHIBIT C
TO
AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
SCHEDULE 15.3
NOTICE ADDRESSES
JARDEN RECEIVABLES, LLC
301 Merritt 7, 5th Floor
449 Main Avenue
Norwalk, Connecticut 06851
Attention:    Amit Singh & Richard Sansone
Facsimile:    (203) 845-5311
Telephone:    (203) 845-5300
NEWELL BRANDS INC.
6655 Peachtree Dunwoody Road
Atlanta, Georgia 30328
Attention:    Chief Legal Counsel and Corporate Secretary
Facsimile:    (770) 677-8710
Telephone:    (770) 418-7710

SUNTRUST ROBINSON HUMPHREY, INC.
303 Peachtree Street, 24th Floor, MC3950
Atlanta, Georgia 30308
Attention:    Emily Shields
Facsimile:    (404) 813‑0000
Telephone:    (404) 813‑0004
E‑Mail:    TPFC.AssetManagement@SunTrust.com

WELLS FARGO BANK, NATIONAL ASSOCIATION
6 Concourse Parkway, Suite 1450
Atlanta, Georgia  30328

Elizabeth R. Wagner
Telephone: (404) 732-0819
Facsimile: (855) 818-1937

Ryan Tozier
Telephone: (404) 732-0812
Facsimile: (855) 818-1936

Tim Brazeau
Telephone: (404) 732-0822
Facsimile: (855) 818-1932

PNC BANK, NATIONAL ASSOCIATION
1600 Market Street, 21st Floor
Philadelphia, Pennsylvania 19103
Attention: Eric Bruno
Facsimile: (215) 585-7374
Telephone: (215) 585-7406
eric.bruno@pnc.com

The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: William Falcon
Facsimile: (412) 762-9184
Telephone: (412) 762-5442
pncconduitgroup@pnc.com

EXHIBIT D
TO
AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
CLOSING LIST
[Attached]

EXHIBIT E
TO
AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
CONFORMED THIRD AMENDED AND RESTATED LOAN AGREEMENT
[Attached]